Consolidated Statements of Profit or Loss and Other Comprehensive Income - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Consolidated Statements Of Profit Or Loss And Other Comprehensive Income
Revenues	[1]	$ 5,100	$ 829	$ 46
Cost of revenues	[1]	3,594	409	19
Cost of revenues - amortization of intangible	[1]	772	743	174
Total cost of revenues	[1]	4,366	1,152	193
Gross profit (loss)	[1]	734	(323)	(147)
Research and development expenses, net	[1]	8,623	10,819	4,043
Sales and marketing expenses	[1]	4,259	2,183	1,006
General and administrative expenses	[1]	3,002	3,363	3,818
Operating loss	[1]	(15,150)	(16,688)	(9,014)
Finance income	[1]	54	102	181
Finance expense	[1]	392	917	143
Total comprehensive loss	[1]	$ (15,488)	$ (17,503)	$ (8,976)
Basic and diluted loss per share (USD)	[1]	$ (0.17)	$ (0.31)	$ (0.22)

[1]	Presented according to the change in the Company's functional and presentation currency from NIS to U.S. dollars, effective January 1, 2018. See note 1.E.